                                                                 EXHIBIT g(3)(i)

[ING FUNDS LOGO]

October 29, 2003

Ms. Mary Jean Milner
Vice President, Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Securities Lending Agreement dated August 7, 2003 (the "Agreement"), we hereby notify you of the addition of ING PIMCO High Yield Portfolio and ING Stock Index Portfolio, two newly established funds of ING Investors Trust (the "New Funds") to be included on the Amended Exhibit A to the Agreement as of November 5, 2003 as shown.

Please signify your acceptance to provide services under the Agreement with respect to the New Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                                Sincerely,

                                                /s/ Michael J. Roland

                                                Michael J. Roland
                                                Executive Vice President & Chief
                                                Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ William P. Kelly
       --------------------
Name:  William P. Kelly
Title: Managing Director, Duly Authorized

7337 E. Doubletree Ranch Rd.      Tel: 480-477-3000         ING Investments, LLC
Scottsdale, AZ 85258-2034         Fax: 480-477-2700
                                  www.ingfunds.com

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                               AMENDED EXHIBIT A

                              WITH RESPECT TO THE

                   SECURITIES LENDING AGREEMENT AND GUARANTY

FUND
----

ING EQUITY TRUST
   ING Convertible Fund
   ING Disciplined LargeCap Fund
   ING Equity and Bond Fund
   ING Large Cap Growth Fund
   ING MidCap Opportunities Fund
   ING MidCap Value Fund
   ING Real Estate Fund
   ING SmallCap Opportunities Fund
   ING SmallCap Value Fund
   ING Tax Efficient Equity Fund

ING FUNDS TRUST
   ING Classic Money Market Fund
   ING High Yield Bond Fund
   ING High Yield Opportunity Fund
   ING Intermediate Bond Fund
   ING Lexington Money Market Trust
   ING Money Market Fund
   ING National Tax-Exempt Bond Fund
   ING Strategic Bond Fund

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund

ING INVESTORS TRUST
   ING AIM Mid Cap Growth Portfolio
   ING Alliance Mid Cap Growth Portfolio
   ING American Funds Growth Portfolio
   ING American Funds Growth-Income Portfolio
   ING American Funds International Portfolio
   ING Capital Guardian Large Cap Value Portfolio
   ING Capital Guardian Managed Global Portfolio
   ING Capital Guardian Small Cap Portfolio
   ING Developing World Portfolio
   ING Eagle Asset Value Equity Portfolio
   ING FMR(SM) Diversified Mid Cap Portfolio
   ING Goldman Sachs Internet Tollkeeper(SM) Portfolio
   ING Hard Assets Portfolio
   ING International Portfolio
   ING Janus Growth and Income Portfolio
   ING Janus Special Equity Portfolio
   ING Jennison Equity Opportunities Portfolio
   ING JPMorgan Fleming Small Cap Equity Portfolio
   ING Julius Baer Foreign Portfolio
   ING Limited Maturity Bond Portfolio
   ING Liquid Assets Portfolio
   ING Marsico Growth Portfolio
   ING Mercury Focus Value Portfolio
   ING Mercury Fundamental Growth Portfolio
   ING MFS Mid Cap Growth Portfolio
   ING MFS Research Portfolio
   ING MFS Total Return Portfolio
   ING PIMCO Core Bond Portfolio
   ING PIMCO High Yield Portfolio
   ING Salomon Brothers All Cap Portfolio
   ING Salomon Brothers Investors Portfolio
   ING Stock Index Portfolio
   ING T. Rowe Price Capital Appreciation
   ING T. Rowe Price Equity Income Portfolio
   ING UBS U.S. Balanced Portfolio
   ING Van Kampen Equity Growth Portfolio
   ING Van Kampen Global Franchise Portfolio
   ING Van Kampen Growth and Income Portfolio
   ING Van Kampen Real Estate Portfolio

ING MAYFLOWER TRUST
   ING Growth + Value Fund
   ING International Value Fund

ING MUTUAL FUNDS
   ING Emerging Countries Fund
   ING Foreign Fund
   ING Global Equity Dividend Fund
   ING Global Real Estate Fund
   ING International Fund
   ING International SmallCap Growth Fund
   ING Precious Metals Fund
   ING Russia Fund
   ING Worldwide Growth Fund

ING SERIES FUND, INC.
   Brokerage Cash Reserves
   ING Aeltus Money Market Fund
   ING Balanced Fund
   ING Bond Fund
   ING Government Fund
   ING Growth and Income Fund
   ING Growth Fund
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ING SERIES FUND, INC. (CONT.)
   ING Index Plus LargeCap Fund
   ING Index Plus MidCap Fund
   ING Index Plus SmallCap Fund
   ING International Growth Fund
   ING Small Company Fund
   ING Strategic Allocation Balanced Fund
   ING Strategic Allocation Growth Fund
   ING Strategic Allocation Income Fund
   ING Technology Fund
   ING Value Opportunity Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio
   ING VP Strategic Allocation Growth Portfolio
   ING VP Strategic Allocation Income Portfolio

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio

ING VARIABLE INSURANCE TRUST
   ING VP Worldwide Growth Portfolio

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio
   ING VP Index Plus LargeCap Portfolio
   ING VP Index Plus MidCap Portfolio
   ING VP Index Plus SmallCap Portfolio
   ING VP International Equity Portfolio
   ING VP Small Company Portfolio
   ING VP Technology Portfolio
   ING VP Value Opportunity Portfolio

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio
   ING VP Disciplined LargeCap Portfolio
   ING VP Growth + Value Portfolio
   ING VP Growth Opportunities Portfolio
   ING VP High Yield Bond Portfolio
   ING VP International Value Portfolio
   ING VP Large Company Value Portfolio
   ING VP LargeCap Growth Portfolio
   ING VP MagnaCap Portfolio
   ING VP MidCap Opportunities Portfolio
   ING VP SmallCap Opportunities Portfolio

ING VP BALANCED PORTFOLIO, INC.

ING VP BOND PORTFOLIO

ING VP EMERGING MARKETS FUND, INC.

ING VP MONEY MARKET PORTFOLIO